UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-334-1579
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On November 3, 2015, Groupon, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On November 3, 2015, the Company announced that Eric Lefkofsky resigned as Chief Executive Officer of the Company, effective immediately. Mr. Lefkofsky will remain on the Board of Directors of the Company (the "Board") and will replace Ted Leonsis as Chairman of the Board. Mr. Leonsis will continue to serve as a member of the Board and has been appointed as the Lead Independent Director.

Mr. Lefkofsky’s resignation was unrelated to any disagreement with the Company on any matter.

Appointment of Chief Executive Officer

On November 3, 2015, the Board appointed Rich Williams, the Company’s current Chief Operating Officer and President, North America, as the Company’s Chief Executive Officer and as a director of the Company, effective immediately. Mr. Williams, age 41, has served as the Company’s Chief Operating Officer since June 2015 and President, North America, since October 2014, and he served as Senior Vice President of Marketing from June 2011 to October 2014. Prior to joining Groupon, Mr. Williams served in a variety of marketing leadership roles at Amazon.com, Inc. (NASDAQ: AMZN) from January 2008 to June 2011, most recently as the Director, Paid Traffic leading global advertising. Prior to joining Amazon, he spent nearly seven years in sales and marketing leadership roles at Experian plc (LSE: EXPN), a global information services company.

In connection with his appointment as Chief Executive Officer, Mr. Williams will receive an annual base salary of $700,000, subject to annual review, and effective January 1, 2016, he will be eligible for an annual bonus with a target amount of $700,000. He will receive a one-time guaranteed bonus of $1,000,000, which is payable on November 15, 2015 and is subject to clawback by the Company, on a prorated basis, in the event that Mr. Williams’ employment with the Company terminates for any reason on or before the four-year anniversary of the payment date.

In addition, Mr. Williams received an award of 1,618,277 restricted stock units ("RSUs") under the Groupon, Inc. 2011 Incentive Plan, as amended (the "Plan"), that will vest as follows: (i) 75,694 RSUs will vest on the last day of each calendar quarter over a one-year period beginning on March 31, 2016, (ii) 66,338 RSUs will vest on the last day of each calendar quarter over a one-year period beginning on March 31, 2017, (iii) 140,427 RSUs will vest on the last day of each calendar quarter over a one-year period beginning on March 31, 2018 and (iv) 122,110 RSUs will vest on the last day of each calendar quarter over a nine month period beginning on March 31, 2019 with 122,111 RSUs vesting on December 31, 2019. The vesting of Mr. Williams’ RSUs is subject to his continued employment on the applicable vesting date. He also is eligible to earn an aggregate target number of 404,569 performance share units ("PSUs") over a four-year period, consisting of a target of (i) 75,694 PSUs in 2016, (ii) 66,338 PSUs in 2017, (iii) 140,427 PSUs in 2018 and (iv) 122,110 PSUs in 2019. The PSUs are payable in shares and the actual number of PSUs earned, if any, in any year will be determined based on the Company meeting specific performance objectives to be established by the Compensation Committee each year and Mr. Williams’ continued employment with the Company. The Compensation Committee will establish the performance objectives for the applicable year within the first 90 days of such year. The maximum payout of PSUs will be capped at 200% of the target award for the applicable year.

The above description is qualified in its entirety by the letter agreement between the Company and Mr. Williams, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

There are no family relationships between Mr. Williams and any of the directors and executive officers of the Company, and there are no transactions in which Mr. Williams has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Election of Director

On November 3, 2015, the Board increased the size of the Board from eight (8) members to nine (9) members and elected Mr. Williams to the Board, effective immediately.

A press release announcing Mr. Lefkofsky’s resignation and Mr. Williams’ appointment is attached as Exhibit 99.2 and incorporated herein by reference.

Chief Accounting Officer RSU Award

On October 30, 2015, the Compensation Committee of the Board approved an RSU award under the Plan for Brian Stevens, the Company’s Chief Accounting Officer. Mr. Stevens received an award of 25,000 RSUs, of which 2,500 RSUs will vest monthly for a ten-month period beginning on November 15, 2015. In the event that the Company appoints a new Chief Financial Officer prior to the time that this RSU award is fully vested, 50% of any unvested portion of the RSU award shall be forfeited and the remaining 50% of the unvested portion of the RSU award will continue to vest.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
10.1**	Letter Agreement, dated as of November 3, 2015, between the Company and Rich Williams.
99.1*	Earnings Press Release dated November 3, 2015.
99.2	Press Release dated November 3, 2015.

*The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

** Management contract or compensatory plan or arrangement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Earnings Press Release dated November 3, 2015

*The information in Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: November 3, 2015	By:	/s/ Brian A. Kayman
	Name:	Brian A. Kayman
	Title:	Interim Chief Financial Officer